EXHIBIT 23




            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




TO BAIRNCO CORPORATION:



    As independent certified public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Files 33-18372 (prior registration number 2-74988), 33-36330 and 33-41313).


Orlando, Florida
March 22, 1995
                                                        Arthur Andersen LLP